UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22485

Avenue Income Credit Strategies Fund
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor
New York, NY		10022
(Address of principal executive offices)		(Zip code)

Copy to:

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022 (212) 878-3500		Stuart Strauss Dechert LLP 1095 Avenue of the Americas New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31, 2014

Date of reporting period:	October 31, 2014

Item 1.  Shareholder Report

Avenue Income Credit Strategies Fund

Manager Commentary

October 31, 2014

Dear Shareholder,

We are pleased to present the 2014 Annual Report for Avenue Income Credit Strategies Fund (the “Fund”). The following Manager Commentary covers the one year ended October 31, 2014.

Fund Objective

The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. Depending on market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in loan and debt instruments (and loan-related or debt-related instruments, including repurchase and reverse repurchase agreements and derivative instruments) of issuers that operate in a variety of industries and geographic regions.

Performance1

For the one year ended October 31, 2014, the Fund had a total return of 6.19% based on net asset value, and 4.24% based on market value. The average annual total return from January 27, 2011 (inception) through October 31, 2014, was 6.95% based on net asset value, and 2.92% based on market value.2,3 The closing price of the Fund’s shares as of October 31, 2014 on the New York Stock Exchange was $16.35 representing a 9.37% discount to the Fund’s net asset value per share of $18.04.

High Yield Bond and Bank Loan Market Returns for the Period November 1, 2013 to October 31, 20141,4

The Fund invests across a range of assets. The below indices cover asset classes that Avenue Capital Management II, L.P. (the “Investment Adviser”) believes are similar to the asset classes to which the Fund’s assets are exposed (in whole or in part).

Fund/Index	Return Over the One Year Ended October 31, 2014
Avenue Income Credit Strategies Fund (ACP) based on net asset value	6.19%
Avenue Income Credit Strategies Fund (ACP) based on market value	4.24%
Barclays U.S. Corporate High Yield Index	5.82%
CS Leveraged Loan Index	3.77%

Factors Affecting Performance

The Fund posted strong performance over the period as it benefited from solid security selection across a number of positions within the portfolio.

We believe that our approach of analyzing each investment on the merits of issuer, industry and rating has benefitted performance and should, in our opinion, continue to allow us to select the credits that are likely to be drivers of alpha.

The top issuer contributors were:

➢  CHC Helicopter SA, JC Penney Corporation, Inc., American Airlines, Avaya, Inc. and Clondalkin Acquisition BV5

The top issuer detractors were:

➢  Hercules Offshore LLC, Caesars Entertainment Corp., Halcon Resources LLC, iShares iBoxx Investment Grade Corporate Bond and NII International Telecom S.C.A.6

During the year, the Fund’s use of leverage increased from 28.1% to 29.8% as a percentage of Managed Assets or from $95,000,000 to $100,000,000.

Avenue Income Credit Strategies Fund

Manager Commentary (continued)

October 31, 2014

Market Outlook

The credit markets, as measured by the Barclays U.S. Corporate High Yield Index, experienced moderate returns during the twelve month period, returning 5.82% compared to equity assets, as measured by the S&P 500 which returned 14.89% over the same period.7 European high yield markets fared slightly better than U.S., returning 6.68% for the period as measured by the BoA European High Yield Index.8 Energy was hit hard at the end of the period affected by poor European growth prospects and a slow-down in China resulting in 2.95% return as measured by the BoA US High Yield Energy Index.9

While the Fund focuses the majority of its research on fundamental company and industry analysis, it is also cognizant of the macro risks that could positively or negatively impact the asset classes we invest in and risk assets in general. The following is a summary of the key macro risks we are currently monitoring:

➢  Global GDP growth forecasts are being revised down amid a lumpy recovery. In October the IMF cut its 2014 growth forecast for 18 countries that use the euro to 0.8% from their 1.1% forecast in July.10

➢  We believe slower growth, combined with supply concerns, has caused sharp declines in commodity prices including oil and metals.

➢  It is our view that recent geo-political turmoil has created more uncertainty related to macro GDP growth forecasts and has been a contributing factor in the recent selloff in the broader market.

➢  The impact of the Federal Reserve ending quantitative easing and raising rates. The Fed has reiterated its intent to move slowly with respect to increasing rates, stating that it needs to see more improvement in the job market.

➢  Europe and China undertaking stimulus actions and the probable positive consequences of these actions

➢  The potential impact from increased equity market volatility

While there is likely to be continued volatility in the near term for credit and risk assets11, we believe that the current yield to worst for the high yield market is attractive for the medium-to-long term. There has been a substantial amount of bonds and loans that have sold off since the beginning of the quarter which should provide the Fund with an increased investment opportunity set.

The Investment Adviser’s investment team will continue working diligently to identify attractive investment opportunities across the performing and stressed universe on a global basis. We appreciate your continued interest and support.

Avenue Capital Management II, L.P.

December, 2014

Alternative investments are speculative and involve substantial risks. It is possible that investors may lose some or all of their investment. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program.

The views and opinions in the preceding discussion are subject to change. There is no guarantee that any market forecast set forth in the discussion will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

__________________________________________

1      Performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than its original cost. All

Avenue Income Credit Strategies Fund

Manager Commentary (concluded)

October 31, 2014

returns assume reinvestment of all dividends. The Fund is subject to various fees and expenses which include advisory fees, operating expenses, investment related expenses (including but not limited to interest on borrowings) and extraordinary expenses, and the performance shown above reflects the deduction of such fees and expenses. The performance above reflects fee waivers and/or expense reimbursements made by the Adviser. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. Performance information is not annualized, unless otherwise noted. The Fund commenced operations on January 27, 2011. The performance shown thus represents the Fund’s results for a short period of time and may not be indicative of the performance the Fund will be able to generate over longer periods. Current performance for the most recent month end can be obtained by calling (877) 525-7330. An independent accountant has not audited, reviewed or compiled the performance results.

2      Includes dilution of approximately $0.97 to NAV per share resulting from the Fund’s transferable rights offering, which expired on May 17, 2013. In connection with such offering, the Fund issued 3,268,518 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.

3      Includes dilution of approximately $0.94 to NAV per share resulting from the Fund’s transferable rights offering, which expired on March 23, 2012. In connection with such offering, the Fund issued 2,450,466 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.

4      Index information was compiled from sources that the Investment Adviser believes to be reliable. No representation or guarantee is made hereby with respect to the accuracy or completeness of such data. The Barclays U.S. Corporate High Yield Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (excluding defaulted issues) and at least one year to maturity. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. Investors cannot invest directly in an index, and index performance does not reflect the deduction of any fees or expenses. There are material differences between such indices and the Fund, including without limitation that such indices are unmanaged, broadly-based indices, do not reflect payment of management or brokerage fees and differ in numerous other respects from the portfolio composition of the Fund; as a result, the Fund’s investment portfolio is materially different from any given index. Indices include reinvestment of dividends and other income.

5      The top contributors are evaluated on a total profit and loss basis, which includes realized and unrealized market value gains and losses, impact from foreign exchange transactions, and accrued interest. The list of top contributors does not represent all investments held, purchased or sold during the reporting period and is based on the investment adviser’s books and records. As of the reporting date of October 31, 2014, the positions listed represented the following percentages of the Fund on a market value basis: CHC Helicopter SA 1.4%, JC Penney Corporation, Inc. 1.8%, American Airlines, Inc. 2.5%, Avaya, Inc. 2.4% and Clondalkin Acquisition BV 1.5%.

6      The top detractors are evaluated on a total profit and loss basis, which includes realized and unrealized market value gains and losses, impact from foreign exchange transactions, and accrued interest. The list of top detractors does not represent all investments held, purchased or sold during the reporting period and is based on the investment adviser’s books and records. As of the reporting date of October 31, 2014, the positions listed represented the following percentages of the Fund on a market value basis: Hercules Offshore LLC 0.0%, Caesars Entertainment Corp. 3.9%, Halcon Resources LLC 0.7%, iShares iBoxx Investment Grade Corporate Bond ETF -0.5% and NII International Telecom S.C.A. 0.0%.

7      Bloomberg, November 25, 2014.

8      Bank of America Merrill Lynch Mercury Research website, November 25, 2014.

9      Bank of America Merrill Lynch Mercury Research website, November 25, 2014.

10     International Monetary Fund, World Economic and Financial Surveys, October 2014.

11     Risk assets generally refers to assets that have a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate and currencies.

Avenue Income Credit Strategies Fund

Financial Data(a)

October 31, 2014 (unaudited)

Security Type(b)	Ratings(c)	Geographic Allocation(d)

Top Five Industries(f)	Top 10 Largest Holdings(g)

	1	Clear Channel Communications, Inc.	3.2%
	2	Caesars Entertainment Corp.	2.7%
	3	Navios Maritime Holdings	2.6%
	4	American International Group, Inc.	2.5%
	5	Faenza GMBH	2.4%
	6	K Hovnanian Enterprises, Inc.	2.4%
	7	KCA Deutag UK Finance PLC	2.4%
	8	Chassix	2.3%
	9	Jack Cooper Holdings Corp.	1.8%
	10	BMC Software, Inc.	1.8%
		Total Top 10:	24.1%

_____________________________________________

(a)	Holdings are subject to change without notice. Calculated as a percent of managed assets as of the date of this document. Where applicable, percentages may not add to 100% due to rounding.
(b)	Security Type, as defined by Avenue Capital Management II, L.P. (the “Investment Adviser”), is sourced from Bloomberg as well as developed via internal classifications.
(c)

Ratings information represent Standard & Poor’s ratings on instruments in the portfolio. Ratings are provided for informational purposes only and may change over time. Standard & Poor’s rates securities from AAA (highest quality) to C (lowest quality), and D to indicate securities in default. BB and below are considered below investment grade securities. Greater risk, such as increased volatility, limited liquidity, prepayment, non-payment and increased default risk, is inherent in portfolios that invest in high yield (“junk”) bonds. The Fund may invest all or a substantial portion of its assets in below investment grade securities which are often referred to as high yield or “junk” securities.

(d)

The geographic allocation is based on where the Investment Adviser believes the country of risk to be. Country of risk is the country where the majority of the company’s operations are based or where it is headquartered. Investment in non-U.S. securities is subject to the risk of currency fluctuations and to economic and political risks associated with such foreign countries.

(e)	Cash and Cash Equivalents includes cash as well as other non-investment asset and liabilities (net), excluding borrowings under credit facilities.
(f)	Industries are represented using GICS classifications.
(g)	The holdings of the Fund are calculated based on Issuer as opposed to Issue. The number of Issues the Fund owns will be significantly higher than the number of Issuers set forth herein.
(h)	Loans may include senior secured, senior unsecured and subordinated loan obligations.

Avenue Income Credit Strategies Fund

Schedule of Investments

October 31, 2014

Security Description	Coupon	Maturity			Principal Amount (000)	Value

CORPORATE BONDS & NOTES — 86.6%
Aerospace & Defense — 2.1%
Accudyne Industries Borrower / Accudyne Industries LLC (a)	7.75%	12/15/2020			$4,728	$4,917,120
Air Freight & Logistics — 0.3%
XPO Logistics, Inc. (a)	7.88%	9/1/2019			589	616,978
Airlines — 2.5%
US Airways 2000-3C Pass Through Trust	8.39%	3/1/2022			5,163	5,821,021
Auto Components — 4.7%
Chassix Holdings, Inc. PIK (a)	10.00%	12/15/2018			2,490	2,141,400
Chassix, Inc. (a)	9.25%	8/1/2018			5,600	5,432,000
MPG Holdco I, Inc. (a)	7.38%	10/15/2022			1,084	1,138,200
Stackpole International Intermediate Co. SA (a)	7.75%	10/15/2021			2,376	2,414,610
						11,126,210

Chemicals — 1.0%
Perstorp Holding AB (a)	8.75%	5/15/2017			2,425	2,467,438
Commercial Banks — 0.7%
Royal Bank of Scotland Group PLC	7.65%		(b)		1,400	1,646,750
Commercial Services & Supplies — 2.1%
Light Tower Rentals, Inc. (a)	8.13%	8/1/2019			5,017	4,941,745
Communications Equipment — 5.1%
Alcatel-Lucent USA, Inc. (a)	8.88%	1/1/2020			3,195	3,506,512
Aspect Software, Inc.	10.63%	5/15/2017			2,925	2,888,438
Avaya, Inc.:
	9.00%	4/1/2019	(a)		3,700	3,792,500
	10.50%	3/1/2021	(a)		2,199	1,926,874
						12,114,324

Computers & Peripherals — 0.7%
Oberthur Technologies Holding SAS (a)	9.25%	4/30/2020		EUR	1,357	1,721,781
Construction Materials — 3.5%
CeramTec Group GmbH (a)	8.25%	8/15/2021			6,100	8,202,243
Consumer Finance — 1.8%
Springleaf Finance Corp.	6.90%	12/15/2017			$4,000	4,360,000
Containers & Packaging — 1.8%
Ardagh Finance Holdings SA PIK (a)	8.63%	6/15/2019			3,261	3,334,405
BWAY Holding Co. (a)	9.13%	8/15/2021			841	872,538
						4,206,943

Diversified Telecommunication Services — 0.4%
Wind Acquisition Finance SA (a)	7.38%	4/23/2021			950	928,625
Energy Equipment & Services — 6.1%
CHC Helicopter SA	9.38%	6/1/2021			3,087	3,279,938
Globe Luxembourg SCA (a)	9.63%	5/1/2018			5,715	5,886,450
Tervita Corp.:
	8.00%	11/15/2018	(a)		2,725	2,616,000
	9.00%	11/15/2018	(a)	CAD	1,500	1,284,326
	10.88%	2/15/2018	(a)		$1,422	1,294,020
						14,360,734

Health Care Equipment & Supplies — 2.6%
ConvaTec Finance International SA PIK (a)	8.25%	1/15/2019			5,000	5,106,875
Jaguar Holding Co. I PIK (a)	9.38%	10/15/2017			956	978,705
						6,085,580

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2014

Security Description	Coupon	Maturity			Principal Amount (000)	Value

Health Care Providers & Services — 2.9%
Amsurg Corp. (a)	5.63%	7/15/2022			$1,246	$1,291,012
HCA, Inc.:
	7.05%	12/1/2027			745	771,075
	7.50%	11/6/2033			120	127,200
	7.58%	9/15/2025			555	621,600
	7.69%	6/15/2025			900	1,017,000
Tenet Healthcare Corp.:
	6.88%	11/15/2031			2,475	2,425,500
	8.13%	4/1/2022			525	601,781
						6,855,168

Hotels, Restaurants & Leisure — 5.4%
Caesars Entertainment Operating Co, Inc.:
	9.00%	2/15/2020			6,215	4,692,325
	11.25%	6/1/2017			5,850	4,387,500
The Unique Pub Finance Co. PLC	5.66%	6/30/2027		GBP	2,323	3,738,313
						12,818,138

Household Durables — 4.4%
Beazer Homes USA, Inc.:
	7.25%	2/1/2023			$1,016	1,010,920
	7.50%	9/15/2021			1,329	1,342,290
K Hovnanian Enterprises, Inc.:
	7.00%	1/15/2019	(a)		240	234,000
	8.00%	11/1/2019	(a)		213	213,799
	9.13%	11/15/2020	(a)		7,000	7,595,000
						10,396,009

Independent Power and Renewable Electricity Producers — 1.2%
Dynegy Finance I, Inc. (a)	6.75%	11/1/2019			1,770	1,831,950
Illinois Power Generating Co.	6.30%	4/1/2020			981	895,162
						2,727,112

Insurance — 3.6%
American International Group, Inc.:
	8.00%	5/22/2038	(a)	EUR	3,000	4,445,550
	8.18%	5/15/2058			$3,000	4,072,500
						8,518,050

Machinery — 0.8%
Waterjet Holdings, Inc. (a)	7.63%	2/1/2020			1,840	1,922,800
Marine — 3.7%
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc. (a)	8.13%	11/15/2021			2,780	2,828,650
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.:
	7.38%	1/15/2022	(a)		1,046	1,051,230
	8.13%	2/15/2019			5,127	4,960,372
						8,840,252

Media — 9.9%
Altice SA (a)	7.75%	5/15/2022			1,030	1,081,500
Clear Channel Communications, Inc.	11.25%	3/1/2021			8,610	9,105,075
Clear Channel Communications, Inc. PIK	14.00%	2/1/2021			1,872	1,628,231
Clear Channel Worldwide Holdings, Inc.	7.63%	3/15/2020			3,500	3,723,125
Gibson Brands, Inc. (a)	8.88%	8/1/2018			1,907	1,830,720
Univision Communications, Inc.:
	7.88%	11/1/2020	(a)		3,000	3,243,750
	8.50%	5/15/2021	(a)		2,500	2,706,250
						23,318,651

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2014

Security Description	Coupon	Maturity	Principal Amount (000)		Value

Metals & Mining — 2.7%
Schmolz & Bickenbach Luxembourg SA (a)	9.88%	5/15/2019	EUR	2,268	$3,083,104
Wise Metals Group LLC / Wise Alloys Finance Corp. (a)	8.75%	12/15/2018		$820	885,600
Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp. (a)	9.75%	6/15/2019	2,263		2,455,355
					6,424,059

Multiline Retail — 2.2%
JC Penney Corp, Inc.	5.65%	6/1/2020	5,150		4,235,875
The Neiman Marcus Group, Inc. (a)	8.00%	10/15/2021	150		160,003
The Neiman Marcus Group, Inc. PIK (a)	8.75%	10/15/2021	645		690,150
					5,086,028

Oil, Gas & Consumable Fuels — 2.9%
Connacher Oil and Gas Ltd. (a)	8.50%	8/1/2019	4,000		2,560,000
Halcon Resources Corp.:
	9.25%	2/15/2022	1,169		949,812
	9.75%	7/15/2020	944		787,650
New Gulf Resources LLC/NGR Finance Corp.	11.75%	5/15/2019	900		837,000
US Shale Solutions, Inc. (a)(f)	12.50%	9/1/2017	178		1,602,900
					6,737,362

Personal Products — 2.5%
Ontex IV (a)	7.50%	4/15/2018	EUR	4,560	5,914,367
Road & Rail — 2.5%
Jack Cooper Holdings Corp. (a)	9.25%	6/1/2020		$5,675	6,086,437
Software — 4.0%
BMC Software Finance, Inc. (a)	8.13%	7/15/2021	937		897,177
Boxer Parent Co., Inc. PIK (a)	9.00%	10/15/2019	5,659		5,075,444
Infor US, Inc.	9.38%	4/1/2019	3,250		3,534,375
					9,506,996

Wireless Telecommunication Services — 2.5%
Arqiva Broadcast Finance PLC (a)	9.50%	3/31/2020	GBP	3,375	5,905,145

TOTAL CORPORATE BONDS & NOTES (Cost $202,966,387)					204,574,066

SENIOR LOANS — 29.8% (c)
Chemicals — 1.9%
Solenis International, LP USD 2nd Lien Term Loan (e)	7.75%	7/31/2022		$4,633	4,528,269
Containers & Packaging — 3.8%
Clondalkin Aquisition B.V. 2nd Lien Term Loan (d)(e)	10.00%	11/30/2020	3,600		3,600,000
Mauser Holdings Term Loan (e)	8.25%	7/31/2022	5,481		5,371,380
					8,971,380

Diversified Telecommunication Services — 3.0%
IPC Systems, Inc., 2nd Lien Term Loan (e)	9.50%	5/8/2021	1,410		1,415,288
Tyrol Acquisitions 2 SAS 2nd Lien Term Loan PIK (e)	4.76%	6/3/2016	EUR	4,876	5,703,055
					7,118,343

Electric Utilities — 1.6%
La Paloma Generating Co., LLC 2nd Lien Term Loan (e)	9.25%	2/20/2020	4,000		3,773,320
Energy Equipment & Services — 0.9%
KCA Deutag US Finance LLC, Term Loan (e)	6.25%	5/16/2020	2,095		2,021,434
Food Products — 1.7%
Cucina Acquisition Limited 2nd Lien Term Loan D, PIK (e)	3.81%	3/13/2017	GBP	2,576	3,914,314
Health Care Equipment & Supplies — 2.1%
Accellent, Inc. Second Lien (e)	7.50%	3/11/2022		$5,167	5,001,656

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2014

Security Description	Coupon	Maturity	Principal Amount (000)	Value

Health Care Providers & Services — 1.3%
Surgery Center Holdings, Inc. 2nd Lien Term Loan (e)	8.50%	7/9/2021	$2,992	$2,934,045
Household Products — 2.4%
KIK Custom Products, Inc. 2nd Lien Term Loan (e)	9.50%	10/29/2019	5,680	5,680,000
Insurance — 1.4%
Asurion LLC 2nd Lien Term Loan (e)	8.50%	3/3/2021	3,200	3,248,800
Media — 3.2%
Endemol (AP NMT Acquisition) 1st Lien Term Loan (e)	6.75%	8/13/2021	2,527	2,453,238
IMG Worldwide, Inc. 2nd Lien Term Loan (e)	8.25%	5/6/2022	5,157	5,028,075
				7,481,313

Oil, Gas & Consumable Fuels — 3.7%
Bennu Oil & Gas LLC Replacement 2nd Lien Loans (e)	8.75%	11/1/2018	5,376	5,102,670
Endeavour International Holdings 1st Lien Term Loan (e)	11.00%	1/2/2017	2,275	2,272,156
Southern Pacific Resource Corp. 1st Lien Term Loan (e)	11.00%	3/31/2019	1,522	1,434,815
				8,809,641

Professional Services — 0.9%
Academi Holdings, LLC 1st Lien Term Loan (e)	6.25%	7/25/2019	1,473	1,458,493
Academi Holdings, LLC 2nd Lien Term Loan (e)	11.00%	7/25/2020	755	739,900
				2,198,393

Software — 0.4%
Applied Systems, Inc. 2nd Lien Term Loan (e)	7.50%	1/22/2022	997	989,544
Trading Companies & Distributors — 1.5%
Neff Rental LLC 2nd Lien Term Loan (e)	7.25%	6/9/2021	3,485	3,493,712

TOTAL SENIOR LOANS (Cost $71,729,882)				70,164,164

CONVERTIBLE BONDS — 2.6%
Machinery — 0.7%
Meritor, Inc.	7.88%	3/1/2026	1,045	1,533,538
Thrifts & Mortgage Finance — 1.9%
MGIC Investment Corp. (a)	9.00%	4/1/2063	3,625	4,572,031

TOTAL CONVERTIBLE BONDS (Cost $5,093,418)				6,105,569

MUNICIPAL BONDS — 0.5%
Puerto Rico — 0.5%
Commonwealth of Puerto Rico	8.00%	7/1/2035	1,300	1,134,328

TOTAL MUNICIPAL BONDS (Cost $1,220,611)				1,134,328

TOTAL LONG-TERM INVESTMENTS — 119.5% (Cost $281,010,298)				281,978,127

SHORT-TERM INVESTMENTS — 18.1%
REPURCHASE AGREEMENT — 18.1%
State Street Repurchase Agreement, dated 10/31/2014, due 11/3/2014 at 0.01%, collateralized by Federal Home Loan Mortgage Corporation obligations maturing on 11/15/2028 and Federal Government obligations maturing on 4/1/2028, market value $43,524,826 (repurchase proceeds $42,670,077)			42,670	42,670,042

TOTAL SHORT-TERM INVESTMENTS — 18.1% (Cost $42,670,042)				42,670,042

TOTAL INVESTMENTS — 137.6% (Cost $323,680,340)				324,648,169

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2014

Security Description			Shares	Value

EQUITY SOLD SHORT — (0.5)%
Index — (0.5)%
iShares iBoxx Investment Grade Corporate Bond ETF			(10,722)	$(1,279,563)

TOTAL EQUITY SOLD SHORT — (0.5)% (Proceeds $1,220,355)				(1,279,563)

	Coupon	Maturity	Principal Amount (000)
CORPORATE BONDS SOLD SHORT — (0.4)%
Energy Equipment & Services — (0.4)%
Paragon Offshore PLC (a)	6.75%	7/15/2022	(711)	(545,693)
Paragon Offshore PLC (a)	7.25%	8/15/2024	(498)	(385,950)

TOTAL CORPORATE BONDS SOLD SHORT — (0.4)% (Proceeds $1,027,295)				(931,643)

TOTAL SECURITIES SOLD SHORT — (0.9)% (Proceeds $2,247,650)				(2,211,206)

OTHER ASSETS & LIABILITIES — (36.7)%				(86,624,245)

NET ASSETS — 100.0%				$235,812,718

Percentages are calculated as a percentage of net assets as of October 31, 2014.

(a)

Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

(b)	Perpetual Maturity.
(c)

Interest rates on Senior Loans may be fixed or may float periodically. On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as a LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(d)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(e)	Variable Rate Security. Rate shown is rate in effect at October 31, 2014.
(f)	Represents $1,000 par value thus total principal amount is 1,780,000.

PIK — Payment in Kind

PLC — Public Limited Company

SCA — Societe en Commandite par Actions

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value
United States (Includes Short-Term Investments)	91.0%	$214,489,437
United Kingdom	8.9	21,090,972
Canada	7.3	17,283,771
Luxembourg	6.1	14,439,900
Germany	5.8	13,573,623
France	4.6	10,931,348
Greece	3.7	8,840,252
Netherlands	3.5	8,325,394
Belgium	2.5	5,914,367
Norway	1.4	3,279,938
Switzerland	1.3	3,083,104
Sweden	1.1	2,467,438
Italy	0.4	928,625
Total Investments	137.6%	$324,648,169

United States (securities sold short)	(0.9)%	$(2,211,206)
Total Securities Sold Short	(0.9)%	$(2,211,206)

The geographic allocation is based on where Avenue Capital Management II L.P., the “Investment Adviser”, believes the country of risk to be. Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered. Investments in non-U.S. securities are subject to the risk of currency fluctuations and to political risks associated with such foreign countries.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (concluded)

October 31, 2014

Forward Foreign Currency Contracts:

Settlement Date	Amount		Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Buy:
11/07/2014	CAD	1,578,375	$1,400,311	$1,409,601	$(9,290)	State Street Bank and Trust Co.
11/07/2014	EUR	25,121,988	31,482,224	31,775,452	(293,228)	State Street Bank and Trust Co.
11/07/2014	GBP	8,239,404	13,180,258	13,193,890	(13,632)	State Street Bank and Trust Co.

					(316,150)

Forward Foreign Currency Contracts to Sell:
11/07/2014	CAD	1,578,375	1,400,311	1,436,884	36,573	State Street Bank and Trust Co.
02/09/2015	CAD	1,578,375	1,396,993	1,406,182	9,189	State Street Bank and Trust Co.
11/07/2014	EUR	25,121,988	31,482,224	33,582,377	2,100,153	State Street Bank and Trust Co.
02/09/2015	EUR	23,849,075	29,906,343	30,124,483	218,140	State Street Bank and Trust Co.
11/07/2014	GBP	8,239,404	13,180,258	13,868,977	688,719	State Street Bank and Trust Co.
02/09/2015	GBP	8,239,404	13,170,004	13,183,656	13,652	State Street Bank and Trust Co.

					3,066,426

	Total				$2,750,276

CAD — Canadian Dollar

EUR — Euro Currency

GBP — Great British Pound

Swap Contracts:

At October 31, 2014, outstanding swap contracts were as follows:

Buy Protection:

Counterparty	Reference Obligation	Implied Credit Spread (Basis Points)	Notional Amount		Fixed Rate*	Expiration Date	Market Value**	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

OTC Swaps:
Goldman Sachs	Russian Federation	242	USD	3,000,000	1.00	12/20/2019	$195,960	$228,676	$(32,716)

*                    The fixed rate represents the fixed annual rate of interest paid by the Fund (as a buyer of protection) or received by the Fund (as a seller of protection) annually on the notional amount of the credit default swap contract.

**                Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Assets and Liabilities

October 31, 2014

Assets
Investments in securities of unaffiliated issuers, at value (cost $281,010,298)	$281,978,127
Investments in repurchase agreements, at value (cost $42,670,042)	42,670,042
Receivable for investments sold	8,702,196
Cash collateral held at broker	6,637,312
Interest receivable — unaffiliated issuers	5,260,827
Net unrealized appreciation on open forward foreign currency contracts	2,750,276
Premium paid for OTC swap contracts	228,676
Foreign currency, at value (cost $78,649)	78,649
Prepaid expenses	18,819
Total Assets	348,324,924

Liabilities
Payable for line of credit	100,000,000
Payable for investments purchased	9,545,664
Securities sold short, at value (proceeds of $2,247,650)	2,211,206
Accrued investment advisory fee	369,451
Interest payable — short sales	111,957
Unrealized depreciation on OTC swap contracts	32,716
Accrued Trustee’s fees and expenses	12,329
Accrued expenses	228,883
Total Liabilities	112,512,206
Net Assets	$235,812,718

Net Assets Consist of:
Common shares, $0.001 par value, unlimited number of shares authorized, 13,074,072 shares issued and outstanding	$13,074
Paid in capital	227,747,776
Undistributed net investment income	3,768,108
Accumulated net realized gain on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	602,760
Net unrealized appreciation (depreciation) on investments, securities sold short, forward foreign currency contracts, foreign currency translations and swap contracts	3,681,000
Net Assets	$235,812,718

Net Asset Value Per Common Share
$235,812,718 divided by 13,074,072 common shares outstanding	$18.04

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Operations

For the year ended October 31, 2014

Investment Income
Interest income	$27,539,682
Dividend income	56,069
Total Investment Income	27,595,751

Expenses
Investment Advisory fee	4,321,562
Interest expense and commitment fee	1,114,953
Dividend expense on securities sold short	356,951
Professional fees	285,094
Fund Accounting and Custody fees	178,246
Administration fees	151,424
Trustee’s fees and expenses	98,994
Interest expenses related to securities sold short	75,957
Insurance expense	64,167
Shareholder reporting expenses	54,338
Transfer agent fees	9,355
Loan servicing fees	1,130
Other expenses	130,741
Total expenses	6,842,912
Expenses recouped by Investment Adviser (Note 4)	283,461
Net Expenses	7,126,373
Net Investment Income	20,469,378

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Forward Foreign Currency Contracts, Foreign Currency Transactions and Swap Contracts:
Net realized gain (loss) on:
Investments in securities	3,422,641
Investments in securities sold short	(446,318)
Forward foreign currency contracts	(3,024,486)
Foreign currency transactions	(262,178)
Swap contracts	535
(309,806)
Net change in unrealized appreciation (depreciation) on:
Investments in securities	(12,067,460)
Investments in securities sold short	155,269
Forward foreign currency contracts	4,852,595
Foreign currency transactions	180,764
Swap contracts	(32,716)
(6,911,548)
Net realized and unrealized loss on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	(7,221,354)
Net increase in net assets resulting from operations	$13,248,024

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase in Net Assets from Operations:
Net investment income	$20,469,378	$17,589,720
Net realized gain (loss) on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	(309,806)	547,846
Net change in unrealized appreciation (depreciation) on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	(6,911,548)	8,723,138
Net increase in net assets resulting from operations	13,248,024	26,860,704

Distributions to Shareholders from:
Net investment income	(20,128,991)	(15,549,479)
Net realized gains	(907,191)	(564,183)
Total distributions to shareholders	(21,036,182)	(16,113,662)

From Beneficial Interest Transactions:
Proceeds from sale of Common Shares (net of offering costs of $0 and $384,499, respectively)	—	51,792,372
Reinvestment of distributions	—	70,707
Net increase in net assets from beneficial interest transactions	—	51,863,079
Net increase (decrease) in net assets during the year	(7,788,158)	62,610,121
Net assets at beginning of year	243,600,876	180,990,755
Net assets, end of year (including undistributed net investment income of $3,768,108 and $2,264,678, respectively)	$235,812,718	$243,600,876

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Cash Flows

For the year ended October 31, 2014

Cash Flows from Operating Activities
Net increase in net assets from operations	$13,248,024
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(160,622,711)
Investments sold and principal repayments	186,310,504
PIK interest income	(1,314,997)
Increase in short-term investments, excluding foreign government securities	(26,228,961)
Net amortization/accretion of premium (discount)	(268,858)
Decrease in cash collateral held at broker	7,668,172
Decrease in interest receivable	1,349,743
Net unrealized (appreciation) depreciation on open forward foreign currency transactions	(4,852,595)
Decrease in prepaid expenses	9,802
Increase in accrued interest expense	32,132
Decrease in payable to affiliate for investment adviser fee	(57,303)
Increase in payable to affiliate for Trustees’ fees	9,112
Increase in accrued expenses	51,736
Premiums paid for swap contracts	(228,676)
Payments for investments in securities sold short	(9,010,768)
Proceeds from repurchase of investments in securities sold short	1,027,295
Net realized loss from investments in securities sold short	446,318
Net change in unrealized (appreciation) depreciation from investments in securities sold short	(155,269)
Net change in unrealized (appreciation) depreciation from swap contracts	32,716
Net change in unrealized (appreciation) depreciation from investments in securities	12,067,460
Net realized gain from investments in securities	(3,422,641)
Net cash provided by operating activities	16,090,235
Cash Flows from Financing Activities
Distributions paid to shareholders	(21,036,182)
Net proceeds from secured borrowings	5,000,000
Net cash used in financing activities	(16,036,182)
Net increase in cash*	54,053
Cash at beginning of year[1]	24,596
Cash at end of year[1]	$78,649

[1] Balance includes foreign currency, at value. * Includes net change in unrealized appreciation (depreciation) on foreign currency of $180,764.

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$1,082,821

Non-cash transactions for the year ended October 31, 2014 include $43,925,171 of non-cash exchanges and $1,314,997 of payment in-kind interest income.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Financial Highlights

Selected data for a share outstanding throughout each period

	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	For the period January 27, 2011*- October 31, 2011
Net asset value, beginning of period	$18.63	$18.46	$17.22	$19.10 [1]
Income (loss) from investment operations:
Net investment income[2]	1.57	1.56	1.51	1.01
Net realized and unrealized gain (loss)	(0.55)	1.02	2.13	(1.94)
Total from investment operations	1.02	2.58	3.64	(0.93)
Distributions to shareholders from:
Net investment income	(1.54)	(1.39)	(1.46)	(0.91)
Net realized gains	(0.07)	(0.05)	—	—
Total distributions	(1.61)	(1.44)	(1.46)	(0.91)
Capital Share Transactions
Dilutive effect on net asset value as a result of rights offering	—	(0.93)	(0.90)	—
Offering costs charged to paid-in-capital	—	(0.04)	(0.04)	(0.04)
Net asset value, end of period	$18.04	$18.63	$18.46	$17.22
Market value, end of period	$16.35	$17.20	$18.22	$16.40
Total return on net asset value[3]	6.19%	9.29%[6]	16.94%[5]	(5.12)%[4]
Total return on market value[3]	4.24%	2.23%[6]	21.19%[5]	(13.71)%[4]
Net assets, end of period (in 000’s)	$235,813	$243,601	$180,991	$126,587
Ratio of expenses to average net assets	2.89%	2.70%	2.50%	2.50%[7]
Ratio of expenses to average net assets excluding interest expense, commitment fee and loan servicing fees	2.27%[9]	2.27%	2.12%	2.09%[7]
Ratio of net investment income to average net assets	8.31%	8.40%	8.61%	7.28%[7]
Ratios before expense limitation/repayment:
Ratio of expenses to average net assets	2.77%	2.64%	2.77%	3.00%[7]
Ratio of net investment income to average net assets	8.43%	8.46%	8.34%	6.78%[7]
Portfolio turnover rate	48%	89%	60%	56%[4]
Loans Outstanding, End of Year (000s)	$100,000	$95,000	$59,000	$43,000
Asset Coverage per $1,000 unit of senior indebtedness[8]	$3,358	$3,564	$4,068	$3,944

*	Commencement of operations.
[1]	Net asset value, (“NAV”), at beginning of period reflects the deduction of the underwriters discount of $0.90 per share from the $20.00 offering price.
[2]	Per share amounts have been calculated using average shares outstanding.
[3]

Total market value return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[4]	Not annualized.
[5]

Includes dilution (net of offering costs) of approximately $0.94 to NAV per share resulting from the Fund’s transferrable rights offering, which expired on March 23, 2012. In connection with such offering, the Fund issued 2,450,466 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.

[6]

Includes dilution (net of offering costs) of approximately $0.97 to NAV per share resulting from the Fund’s transferrable rights offering, which expired on May 17, 2013. In connection with such offering, the Fund issued 3,268,518 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.

[7]	Annualized.
[8]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

[9]

For the year ended October 31, 2014, the ratio of expenses to average net assets excludes dividend and interest expenses on securities sold short, interest expense, commitment fee and loan servicing fees.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Notes to Financial Statements

October 31, 2014

1. Organization

Avenue Income Credit Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the financial statements.

SECURITY VALUATION — The net asset value (“NAV”) per Common Share is generally determined daily by State Street Bank and Trust Company (“State Street”) as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for business. The NAV per share of the Common Shares is determined by calculating the total value of the Fund’s assets (the value of the securities, plus cash and/or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses and liabilities), and dividing the result by the number of Common Shares outstanding of the Fund.

Corporate Bonds and Notes (including convertible bonds) and unlisted equities are valued using an evaluated quote provided by independent pricing services. Evaluated quotes provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Credit default swaps are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Equity securities listed on a U.S. stock exchange, including shares of exchange-traded funds, are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange are valued at their closing price.

Forward foreign currency contracts are valued using quoted foreign exchange rates as of the close of the regular trading session on the NYSE (generally 4:00 pm Eastern Time) on the days the NYSE is open for business. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees of the Fund (the “Board”).

Where reliable market quotes are not readily available from a third party pricing service, investments are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board. Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2014

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. For those issuers who are not paying in full, interest is recognized only if amounts are reasonably estimable and (considered to be) collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability.

FEDERAL INCOME TAXES — The Fund has elected to be treated as, and intends to continue to qualify as, a regulated investment company by qualifying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distributing substantially all of its ordinary income and long-term capital gains, if any, each year. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately presented.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities. It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty in presenting related amounts in the Statement of Assets and Liabilities.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2014

CREDIT DEFAULT SWAPS — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of a defined adverse credit event with respect to the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Fund uses credit default swaps on corporate issuers to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive and could be in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

OTC (“Over the Counter”) swap payments received or made at the beginning of the measurement period are reflected as such and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statement of Operations. The Fund segregates assets in the form of cash or liquid securities (i) in an amount equal to the notional amount of the credit default swaps of which it is the seller and; (ii) in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2014

Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. Central clearing is designed to reduce counterparty risk compared to uncleared swaps because central clearing interposes the CCP as the counterparty to each participant’s swap, but it does not eliminate those risks completely. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Upfront payments or receipts, if any, are recorded as Premium paid or received for OTC swap contracts, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. Credit default swap transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2014, the Fund had no outstanding unfunded loan commitments.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2014

INDEMNIFICATIONS — In the normal course of business, the Fund enters into general business contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of material loss to be remote and no amounts have been recorded for such arrangements.

BASIS OF PREPARATION AND USE OF ESTIMATES — These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the use of estimates and assumptions by the Investment Adviser that affect the reported amounts and disclosures in these financial statements. Actual amounts and results could differ from these estimates, and such differences could be material.

STATEMENT OF CASH FLOWS — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash (including foreign currency) on hand at State Street, the Fund’s custodian.

INTEREST EXPENSE — Interest expense primarily relates to the Fund’s participation in a revolving credit facility. Interest expense is recorded as incurred.

3. Distributions

The Fund intends to make regular monthly distributions of net investment income to holders of Common Shares (“Common Shareholders”). The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to Common Shareholders are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

4. Investment Advisory and Administration Agreements

Under an advisory agreement, Avenue Capital Management II, L.P., the Investment Adviser, an affiliate of Avenue Capital Group, will receive an annual fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily Managed Assets. Managed Assets means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). Other entities advised by the Investment Adviser and its affiliates may have investments in the issuers held by the Fund.

At an “in person” meeting held on December 12, 2013 the Board unanimously approved the amendment and restatement of the currently effective Letter Agreement (an “Expense Limitation Agreement”) between the Fund and the Investment Adviser, dated as of December 8, 2011, to extend the term of such Expense Limitation Agreement through and including February 28, 2015. Under the Expense Limitation Agreement, the Investment Adviser has contractually agreed to reimburse the Fund so that the Fund’s “Other Expenses” (as such term is used in the Fund’s registration statement on Form N-2) are limited to 0.50% per year of the Fund’s average daily

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2014

assets attributable to Common Shares of the Fund (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with generally accepted accounting principles, (ii) portfolio transactions and investment related expenses and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Fund may repay any such reimbursement from the Investment Adviser if, within three years of the reimbursement, the Fund could repay the Investment Adviser without causing the Fund’s total Other Expenses to exceed 0.50% per year of the Fund’s average daily net assets attributable to Common Shares of the Fund for the fiscal year in which such repayment would occur when such amount repaid to the Investment Adviser is included in the Fund’s total Other Expenses. Thus, until those amounts are repaid, the Fund and the Common Shareholders will not enjoy any benefit of any reduced expenses. The expense reduction that remains as of October 31, 2014 subject to reimbursement, including any fee waivers was as follows:

Subject to repayment dates
October 31, 2015 $414,490

*  After repayment of $283,461 to the Investment Adviser and the expiration of $93,505 during the year ended October 31, 2014.

Under the terms of the Expense Limitation Agreement, if the Fund’s expense ratio declines sufficiently, the Fund may be liable to the Investment Adviser to repay such reimbursed amounts until no later than October 31, 2015, in the case of amounts reimbursed during the second fiscal year.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides legal administration services, including corporate secretarial services and preparing regulatory filings. For administration related services, State Street receives an annual fee, plus certain out-of-pocket expenses.

The Fund has also contracted with State Street to provide custody, fund accounting and transfer agent services to the Fund. Custody, fund accounting and transfer agent fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out-of-pocket expenses. In addition, the Fund has entered into repurchase agreements and foreign currency transactions with State Street during the period.

5. Related Party Transactions

No shareholder, to the knowledge of the Fund, other than (i) Morgan Stanley and Morgan Stanley Smith Barney LLC (together, “MS”) (ii) First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation (together, “First Trust”), and Guggenheim Capital, LLC, Guggenheim Partners, LLC, GI Holdco II, LLC, GI Holdco, LLC, Guggenheim Partners Investment Management Holdings, LLC, Guggenheim Funds Services Holdings, LLC, Guggenheim Funds Services, LLC, Guggenheim Funds Distributors, LLC (together, “Guggenheim”) beneficially owned more than five percent of the Fund’s Common Shares.

On February 10, 2014, MS filed an amended beneficial ownership report on Schedule 13G with the SEC stating that as of December 31, 2013 it beneficially owned 1,607,528 Common Shares. Based on the share amounts shown in this filing, the holdings held by MS (assuming the percentage remained constant) represented approximately 12.3%, of the Fund’s October 31, 2014 net assets

On February 12, 2014, First Trust filed an amended beneficial ownership report on Schedule 13G with the SEC stating that as of December 31, 2013 it beneficially owned 2,683,646 Common Shares. Based on the share amounts shown in this filing, the holdings held by First Trust (assuming the percentage remained constant) represented approximately 20.5%, of the Fund’s October 31, 2014 net assets.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2014

On February 13, 2014, Guggenheim filed an initial beneficial ownership report on Schedule 13G with the SEC stating that as of December 31, 2013 it beneficially owned 963,357 Common Shares. Based on the share amounts shown in this filing, the holdings held by Guggenheim (assuming the percentage remained constant) represented approximately 7.3%, of the Fund’s October 31, 2014 net assets.

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group. During the period, the Fund acquired securities through unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

6. Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $154,417,389 and $179,892,314, respectively, for the year ended October 31, 2014.

7. Share Transactions

The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.001 per common share.

On April 12, 2013 the Fund’s Board of Trustees approved a transferable rights offering (the “2013 Offer”) which entitled the Fund’s common shareholders of record as of April 22, 2013 (“2013 Record Date Shareholders”) to one transferable right for each common share held, entitling 2013 Record Date Shareholders to purchase one newly issued share of common stock for every three rights held. The 2013 Offer commenced on April 22, 2013 and expired on May 17, 2013. The 2013 Offer was over-subscribed. The actual subscription price pursuant to the 2013 Offer was $16.55 per common share for the Fund, and was calculated based on a formula equal to 90% of the average of the last reported sales price of a common share of the Fund on the New York Stock Exchange on the expiration date of the 2013 Offer and on each of the four preceding trading days. Shareholders exercised rights to purchase 3,268,518 shares with an aggregate net asset value of $51,709,871. The net asset value for each of the Fund’s common shares was reduced by $0.97 for the Fund as a result of the 2013 Offer, which includes the effect of dealer manager commissions and offering costs. The details of the 2013 Offer are as follows:

Settlement Date	Price	Shares	Amount
May 6, 2013*	$17.06	117,366	$2,002,733
May 9, 2013*	16.78	168,134	2,820,616
May 13, 2013*	16.54	114,796	1,898,955
May 15, 2013*	16.60	160,204	2,658,746
May 16, 2013*	16.46	75,000	1,234,575
May 17, 2013*	16.55	2,633,018	43,576,448
Gross Proceeds		3,268,518	54,192,073
Commissions			(2,032,202)
Trading Profits			17,000
Net Proceeds			52,176,871
Offering Costs (charged against Paid in Capital)			(384,499)
			$51,792,372

*  Rights converted to newly issued shares prior to the expiration of the Offer. Trading profits realized by UBS Securities LLC, the deal manager, were reimbursed to the Fund and treated as additional proceeds.

** Expiration date.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2014

Transactions in Common Shares were as follows:

	Year Ended October 31, 2014	Year Ended October 31, 2013
Sale of shares	—	3,268,518
Shares issued through dividend reinvestment	—	3,688
Net Increase	—	3,272,206

8. Federal Tax Information

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax return filings for the years ended October 31, 2014, October 31, 2013, and October 31, 2012 remain subject to examination by the Internal Revenue Service for a period of three years.

For the year ended October 31, 2014, permanent book tax differences related to foreign currency gains and losses, distribution re-designations and reclassification of credit default swap income were identified and reclassified among the components of the Fund’s net assets as follows:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain
$—	$1,163,043	$(1,163,043)

The tax character of distributions declared for the years ended October 31, 2014 and October 31, 2013, were as follows:

	October 31, 2014	October 31, 2013
Distributions declared from:
Ordinary income*	$21,036,182	$16,113,662

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$4,959,497	$2,225,634	$914,123

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to wash sales and forward contracts being treated as realized for tax purposes.

The cost and unrealized appreciation (depreciation) of investments in securities of the Fund at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost of securities held long	$323,696,941
Gross unrealized appreciation	$11,034,242
Gross unrealized (depreciation)	(10,083,014)
Net unrealized appreciation of investments in securities held long	$951,228
Net unrealized appreciation on short sales	36,444
Net unrealized appreciation on securities	$987,672

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2014

9. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts.

At October 31, 2014, the fair value of derivative instruments whose primary underlying risk exposure is foreign exchange risk at October 31, 2014 was follows:

	Fair Value
Derivative	Asset Derivative[1]	Liability Derivative[1]
Forward foreign currency contracts	$3,066,426	$(316,150)

1  Statement of Assets and Liabilities location: Net unrealized appreciation on open forward foreign currency contracts

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is foreign exchange for the year ended October 31, 2014 was as follows

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Forward foreign currency contracts	$(3,024,486)	$4,852,595

1  Statement of Operations location: Net realized gain (loss) — Forward foreign currency contracts

2  Statement of Operations location: Net change in unrealized appreciation (depreciation) — Forward foreign currency contracts

The average volume of outstanding forward foreign currency contracts bought and sold measured at each month end during the year ended October 31, 2014 was approximately $24,284,786 and $81,604,960, respectively.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swap contracts to manage its credit risk, to gain a particular exposure to a credit risk, or to enhance return.

At October 31, 2014 the fair value of derivative instruments whose primary underlying risk exposure is credit risk at October 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative[1]	Liability Derivative[1]
Credit default swaps	$195,960	$—

1  Statement of Assets and Liabilities location: Premium paid for OTC swap contracts and Unrealized depreciation on OTC swap contracts, respectively.

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is credit risk for the year ended October 31, 2014 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Credit default swaps	$535	$(32,716)

1  Statement of Operations location: Net realized gain on Swap contracts.

2  Statement of Operations location: Net change in unrealized (depreciation) on swap contracts.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2014

The average notional amount of swap contracts outstanding during the year ended October 31, 2014 was approximately $230,769 for buy protection swaps.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of October 31, 2014 .

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivatives (Liabilities) Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Co.	$3,066,426	$(316,150)	$—	$—	$2,750,276
Goldman Sachs	195,960	—	—	(195,960)	—
	$3,262,386	$(316,150)	$—	$(195,960)	$2,750,276

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivatives (Assets) Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Assets(c)
State Street Bank and Trust Co.	$316,150	$(316,150)	$—	$—	$—
	$316,150	$(316,150)	$—	$—	$—

(a)  In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)  Net amount represents the net amount due from the counterparty in the event of default.

(c)  Net amount represents the net amount payable to the counterparty in the event of default.

10. Revolving Credit Facility

On March 6, 2014, the Fund renewed a senior secured revolving credit facility agreement (the “Credit Agreement”) with the Bank of Nova Scotia that allows it to borrow up to $122,000,000, and to use the borrowings to make additional investments in the ordinary course of the Fund’s business and for general business purposes of the Fund. The loan is secured by a fully perfected first priority lien on all assets of the Fund capable of being pledged. Interest is charged at a rate equal to LIBOR for the applicable interest period plus a spread. There is a commitment fee for the unused portion on the facility. Commitment fees for the year ended October 31, 2014 totaled $22,777 and are included in the interest expense and commitment fee line item in the Statement of Operations. At October 31, 2014, the Fund had borrowings outstanding under the Credit Agreement of $100,000,000 at an interest rate of 1.055%. For the year ended October 31, 2014, the average borrowings under the Credit Agreement and the average interest rate were $97,931,507 and 1.075%, respectively.

11. Principal Risks

CONFLICTS OF INTEREST RISK — Because the Investment Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Investment Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, the Investment Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Investment Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Investment Adviser have personal investments in certain accounts. The Investment Adviser has an incentive to favor these accounts over the Fund. Because the Investment Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2014

fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time.

Conflicts of interest may arise where the Fund and other funds advised by the Investment Adviser or its affiliates (“Avenue funds”) simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Investment Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Investment Adviser will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Investment Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Investment Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Investment Adviser between the interests of the Fund and the portfolio company, in that the ability of the Investment Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved various policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these policies and procedures and any conflicts that may arise.

In the course of managing the Avenue funds or otherwise, the Investment Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser for other clients, and the Investment Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

MARKET AND INTEREST RATE RISK — Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2014

rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

LEVERAGE RISK — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase yield and distributions to Common Shareholders, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the likelihood of greater volatility of the net asset value and market price of, and distributions on, the Common Shares, and that the fluctuations in the interest rates on the borrowings may affect the yield and distributions to Common Shareholders. There can be no assurance that the Fund’s leverage strategy will be utilized or that, if utilized, it will be successful.

RISKS ASSOCIATED WITH FOREIGN INVESTMENTS — Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available financial and other information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States. In recent years, the risks of investing in certain foreign securities have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

CREDIT RISK — Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2014

developments or real or perceived general adverse economic changes than higher-grade securities. Loans and debt obligations of stressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In any investment involving stressed obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

RISKS OF CHANGES IN FIXED INCOME MARKET CONDITIONS — Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes, along with other economic, political or other factors, may cause the fixed income markets to experience increased volatility and reduced liquidity, causing the value of the Fund’s investments and its NAV per share to decline. The Fund may also experience increased portfolio turnover, which will increase the costs that the Fund incurs and may further lower the Fund’s performance. Certain Fund investments may also be difficult to value during such periods. In addition, to the extent the Fund invests in derivatives tied to fixed income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.

While assets in fixed income markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. This reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

RISKS OF SENIOR LOANS — There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans generally are not registered with the Securities and Exchange Commission or any state commission and are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2014

Loans. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value.

RISKS OF SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it received from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. In addition, engaging in short selling may limit the Fund’s ability to fully benefit from increases in the fixed income markets.

RISKS OF SWAPS — The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. If the Investment Adviser is incorrect in its forecast of market values, interest rates, currency exchange rates or counterparty risk, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used.

12. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2014

unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

• Level 1 — Prices are determined using quoted prices in an active market for identical assets.

• Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

• Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior loans are valued using inputs which include broker-dealer quotes or quotes received from independent pricing services that take into account quotes received from broker-dealers or other market sources pertaining to the issuer or security. The Fund may also engage a third party appraiser or other valuation techniques, as described in the private equity section above, to value these securities. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2014

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the Schedule of Investments may materially differ from the value received upon actual sale of those investments.

	Quoted Prices in Active Markets for Identical Assets	Other Significant Observable Inputs	Significant Unobservable Inputs
Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total
Corporate Bonds and Notes	$—	$204,574,066	$—	$204,574,066
Convertible Bonds	—	6,105,569	—	6,105,569
Senior Loans	—	66,564,164	3,600,000	70,164,164
Municipal Bonds	—	1,134,328	—	1,134,328
Repurchase Agreements	—	42,670,042	—	42,670,042
Forward Foreign Currency Contracts*	—	2,750,276	—	2,750,276
Total Asset Position	$—	$323,798,445	$3,600,000	$327,398,445
Investments in a Liability Position
Securities Sold Short	(1,279,563)	(931,643)	—	(2,211,206)
Credit Default Swaps*	—	(32,716)	—	(32,716)
Total Liability Position	$(1,279,563)	$(964,359)	$—	$(2,243,922)

*  Other financial instruments such as forward foreign currency contracts and credit default swaps are valued at the unrealized appreciation/(depreciation) of the instrument.

Quantitative Information about Level 3 Fair Value Inputs

	Fair Value At 10/31/14	Valuation Technique	Unobservable Input	Range
Senior Loans	$3,600,000	Third-Party Vendor	Vendor quotes	$97 - $100.00

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Fund and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Fund’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate. The Committee is also responsible for monitoring the implementation of the pricing policies by the Fund and third parties which perform certain pricing functions in accordance with the pricing policies. The Investment Adviser is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Investment Adviser perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by and the Committee.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2014

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Loans	Total
Balance as of October 31, 2013	$15,488,767	$15,488,767
Cost of purchases	—	—
Proceeds from sales	(3,022,500)	(3,022,500)
Transfers to Level 3	—	—
Transfers from Level 3	(9,086,767)	(9,086,767)
Accrued discount (premium)	10,569	10,569
Realized gains (losses)	66,391	66,391
Change in net unrealized appreciation (depreciation)	143,540	143,540
Balance as of October 31, 2014	$3,600,000	$3,600,000
Change in net unrealized appreciation (depreciation) on Investments still held as of October 31, 2014*	$143,540	$143,540

*  Amount is included in the related amount on investments in the Statement of Operations.

Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 3 to Level 2 were due to an increase in the availability of significant observable inputs in determining the fair value of these investments.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

13. Other

On March 17, 2011, the Board approved a share repurchase program for the Fund. Under the repurchase program, the Fund is authorized to make open market purchases of its Common Shares as a measure to reduce any discount from net asset value in the market price of the Common Shares. The program authorizes the Fund to repurchase up to 10% of its outstanding Common Shares in any calendar year. The Fund is not required to make any such repurchases and there can be no assurances that it will. There also can be no assurances that any such repurchases would have the effect of reducing any discount from net asset value in the market price of the Common Shares. The Fund’s ability to make repurchases will also be subject to regulatory requirements and to the Fund’s ability to liquidate portfolio investments to raise cash for such repurchases. For the years ended October 31, 2014 and October 31, 2013, the Fund did not make any share repurchases.

14. Recently Issued Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08 Financials Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements, which sets forth a new approach for determining whether a public or private company is an Investment Company and sets certain measurement and disclosure requirements for an Investment Company. The amendments are effective for fiscal years beginning on or after December 15, 2013. An entity regulated under the 1940 Act would automatically qualify as an Investment Company for accounting purposes under Topic 946 and thus the Fund’s management believes the release will have no impact to the Fund.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (concluded)

October 31, 2014

15. Subsequent Events

Management has evaluated events occurring subsequent to the date of the Statement of Assets and Liabilities through the date the financial statements were issued. No matters requiring adjustment to, or disclosure, in the financial statements were noted.

The Fund declared the following dividends from net investment income subsequent to October 31, 2014:

Declaration Date	Amount per Share	Record Date	Payable Date	Type
December 1, 2014	$0.12	December 12, 2014	December 16, 2014	Income
December 19, 2014	$0.266	December 31, 2014	January 14, 2015	Income
December 19, 2014	$0.1702	December 31, 2014	January 14, 2015	L.T. Capital Gain
December 19, 2014	$0.088	December 31, 2014	January 14, 2015	S.T. Capital Gain

On December 11, 2014, the Fund and the Investment Adviser agreed to amend and restate the current Expense Limitation Agreement to extend the term through February 29, 2016.

Avenue Income Credit Strategies Fund

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of the Avenue Income Credit Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Avenue Income Credit Strategies Fund (the “Fund”) at October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, agent banks, counterparties and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 24, 2014

Avenue Income Credit Strategies Fund

October 31, 2014 (unaudited)

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (877) 525-7330, and on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge, upon request, by calling (877) 525-7330, or on the Fund’s website at http://www.avenuecapital.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at http://www.avenuecapital.com.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time its Common Shares in the open market.

Avenue Income Credit Strategies Fund

October 31, 2014 (unaudited)

Annual Meeting of Shareholders. On May 15, 2014, the Fund held its Annual Meeting of Shareholders (the “Meeting”) to consider and vote on the proposal set forth below. The following votes were recorded:

Proposal: The election of two Class III Trustees to the Board of Trustees for a term of three years to expire at the 2017 annual meeting of Shareholders, or special meeting in lieu thereof, and until his successor has been duly elected and qualified.

Election of Randoph Takian as a Class III Trustee of the Fund

	Shares Voted	Percentage of Shares Voted
For	11,371,852	98.2%
Withheld	213,257	1.8%

Election of Joel Citron as a Class III Trustee of the Fund

	Shares Voted	Percentage of Shares Voted
For	11,371,852	98.2%
Withheld	213,257	1.8%

The terms of office of Darren Thompson and Julie Dien Ledoux, the remaining members of the Board of Trustees, continued after the Meeting.

Avenue Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited)

The Fund offers a Dividend Reinvestment Plan (the “Plan”) pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in additional Common Shares, unless a Common Shareholder specifically elects to receive cash by providing the required notice to the Plan Agent. Common Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan.

State Street Bank and Trust Company, as plan agent (the “Plan Agent”), serves as agent for the Common Shareholders of the Fund in administering the Plan. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate.

If the Fund declares an income dividend or a realized capital gains distribution payable either in the Fund’s shares or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive shares. If the market price per share (plus expected commissions) on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, shares will be issued at 95% of the market price. With respect to Common Shares credited to a participant’s account at a price below the current market price, all or a portion of the amount of the discount from such market price may be taxable to the participant as ordinary income. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the net asset value per share exceeds the market price per share (plus expected commissions) at such time, the Plan Agent’s broker will buy the Fund’s shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date. For purposes of such purchases, the Plan Agent may use an affiliated or unaffiliated broker.

In the event of a market discount on the dividend or distribution payment date, the Plan Agent’s broker will have up to 30 days after such payment date to invest the dividend or distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent’s broker has completed its open-market purchases, the market price of a Common Share (plus expected commissions) exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent’s broker may exceed the net asset value of the Fund’s Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the payment date. Therefore, the Plan provides that if the Plan Agent’s broker is unable to invest the full dividend or distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent’s broker will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Avenue Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited) (continued)

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan. A shareholder who holds his shares through a broker or other nominee will only be eligible to participate in the Plan if it is permitted by such broker or nominee. Such shareholders will not necessarily participate automatically in the Plan, and must contact their broker or nominee for more information.

There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of dividends or distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund’s Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions.

You may obtain additional information about the Plan by calling (877) 525-7330 or by writing to the Plan Agent at State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116.

Common Shareholders may terminate their participation in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above. Such termination will be effective immediately if the participant’s notice is received and processed by the Plan Agent not less than three business days prior to any dividend or distribution payment date; otherwise such termination will be effective the first trading day after the payment for such dividend or distribution with respect to any subsequent dividend or distribution. Common Shareholders of the Fund may again elect to participate in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above.

The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination described in the paragraph, shares will be held by the Plan Agent in non-certificated form in the name of the participant. If a participant elects by notice to the Plan Agent in writing or by telephone (as described above) in advance of such termination to have the Plan Agent sell part or all of the participant’s Common Shares and to remit the proceeds to the participant, the Plan Agent is authorized to deduct brokerage commissions for such transaction from the proceeds. To sell such shares, the Plan Agent may use an affiliated or unaffiliated broker.

Upon 90 days’ notice to Plan participants, the Fund and the Plan Agent reserve the right to amend or supplement the terms and conditions of the Plan.

Avenue Income Credit Strategies Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers and the Investment Adviser is 399 Park Avenue, 6th Floor, New York, NY 10022, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Investment Adviser or its affiliates as of the date of this Annual Report. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-525-7330.

Interested Trustee(1)(2)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years
Randolph Takian (40) 399 Park Avenue, 6th Floor New York, NY 10022	President, Chief Executive Officer and Trustee	Since October 2010

President, Chief Executive Officer and Trustee of Avenue Mutual Funds Trust (since March 2012); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (since 2010); President and Principal Executive Officer of certain open-end and closed-end funds advised by Morgan Stanley Investment Management, Inc. (“MSIM”) or an affiliated person of MSIM (2008-2010); President and Chief Executive Officer of Morgan Stanley Services Company Inc. (2008-2010); Managing Director and Head of Americas distribution, product and marketing for MSIM (2009-2010); Head of Liquidity and Bank Trust business (2008-2010) and the Latin American Franchise (July 2008-2010) at MSIM, Managing Director, Director and/or Officer of MSIM and various entities affiliated with MSIM. Formerly, Head of Retail and Intermediary business, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management.

				2	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.

Avenue Income Credit Strategies Fund

Trustees and Officers (continued)

Independent Trustees(1)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Last Five Years
Joel Citron (53) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since December 2010	Chairman of the Board of Trustees of Avenue Mutual Funds Trust (since May 2012); Chief Investment Officer/Managing Member of TAH Management/TAH Capital Partners, a private investment management firm (since 2009), and CEO of Tenth Avenue Holdings, a related holding company (since 2008).	2

Director of Boulevard Acquisition Corp., a blank check company, and an affiliate of Avenue Capital Group (since 2014); Director of Hello Products LLC, a consumer package goods company (since 2013); Chairman of Tenth Avenue Commerce, an e-commerce company (since 2010); Director of Attivio, Inc., a software company (since 2009); Chairman of Oasmia AB, a Swedish publicly traded biotech company (since 2011); Director of Starfall Education Foundation; President of the Board of The Heschel School; Board of Councilors Member of Shoah Foundation at the University of Southern California.

Darren Thompson (51) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since December 2010	Trustee of Avenue Mutual Funds Trust (since May 2012); Managing Member, RailField Partners, LLC (private investment and advisory firm) (since 2012); Self Employed Consultant (since 2010); Executive of American Express Company (2010); Chief Financial Officer of Revolution Money, Inc., a payment network (now a subsidiary of American Express Company) (2006-2010).	2	Director of Boulevard Acquisition Corp., a blank check company, and an affiliate of Avenue Capital Group (since 2014).

Julie Dien Ledoux (45) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since December 2010	Trustee of Avenue Mutual Funds Trust (since May 2012). Analyst and Portfolio Manager of Avenue Capital Group (1998-2007)	2	Board Member and on the Executive Committee of Treadwell Farms Historic District Association, f/k/a East Sixties Property Owners Association, a non-profit neighborhood group.

Avenue Income Credit Strategies Fund

Trustees and Officers (continued)

Principal Officers who are not Trustees

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Stephen M. Atkins (49) 399 Park Avenue, 6th Floor New York, NY 10022	Treasurer and Chief Financial Officer	Since September 2012

Treasurer and Chief Financial Officer of Avenue Mutual Funds Trust (since September 2012); Senior Vice President of Avenue Capital Group, an investment management firm (since December 2010); Formerly with Morgan Stanley Investment Management Co., Inc., (1996-2010), most recently as an Executive Director (2003-2010).

Jeffery J. Gary (52) 399 Park Avenue, 6th Floor New York, NY 10022	Vice President	Since September 2012

Vice President & Portfolio Manager of Avenue Mutual Funds Trust (since May 2012); Senior Portfolio Manager of Avenue Capital Group (since 2012); Portfolio Manager of Third Avenue Management LLC (2009-2010).

Ty Oyer (43) 399 Park Avenue, 6th Floor New York, NY 10022	Secretary	Since December 2010

Secretary of Avenue Mutual Funds Trust (since May 2012); Deputy Chief Compliance Officer (since January 2011) and Compliance Manager (since 2008) of Avenue Capital Group, an investment management firm.

Eric Ross (45) 399 Park Avenue, 6th Floor New York, NY 10022	Chief Compliance Officer	Since December 2010	Chief Compliance Officer of Avenue Mutual Funds Trust (since May 2012); Chief Compliance Officer of Avenue Capital Group, an investment management firm (since 2006).

_________________

(1)   “Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those Trustees who are “interested persons” of the Fund.

(2)   Mr. Takian is an “Interested Trustee” due to his employment with the Investment Adviser.

Rev. 11/2014

FACTS	WHAT DOES Avenue Income Credit Strategies Fund (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security Number and transaction history

■    Risk tolerance and investment experience

■    Income and assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 212-878-3520 or go to www.avenuecapital.com

Who we are
Who is providing this notice?	Avenue Income Credit Strategies Fund (the Fund)

What we do
How does the Fund protect my personal information?

To product your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to your non-public personal information to those employees who need to know that information.

How does the Fund collect my personal information?	We collect your personal information, for example, when you ■ Provide contact information or provide account information ■ Open an account or Purchase or sell shares ■ Make a wire transfer
Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes — information about your creditworthiness

■    affiliates from using your information not market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ The term affiliates includes the Fund’s investment adviser, Avenue Capital Management II, L.P.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

Other Important Information

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

Avenue Income Credit Strategies Fund
399 Park Avenue - 6th Floor
New York, NY 10022

Trustees

Joel Citron,

Chairman of the Board

Julie Dien Ledoux

Randolph Takian

Darren Thompson

Officers

Randolph Takian

Principal Executive Officer and President

Stephen M. Atkins

Treasurer and Principal Financial Officer

Jeffrey J. Gary

Vice President

Eric Ross

Chief Compliance Officer

Ty Oyer

Secretary

Investment Adviser

Avenue Capital Management II, L.P.

399 Park Avenue, 6th Floor

New York, New York 10022

Administrator and Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Avenue Income Credit Strategies Fund ANNUAL REPORT October 31, 2014
Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017

Item 2.  Code of Ethics

(a)  As of the end of the period covered by this report, the Avenue Income Credit Strategies Fund (hereinafter referred to as the “Fund” or “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive and senior financial officers pursuant to the Sarbanes-Oxley Act of 2002 (“Code of Ethics”).

(b)  Not applicable.

(c)  During the period covered by this report, no substantive amendments were made to the Code of Ethics.

(d)  During the period covered by this report, the Registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

(e)  Not applicable.

(f)  The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3.  Audit Committee Financial Expert

(a)(1)  The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2)  Mr. Darren Thompson is the Registrant’s audit committee financial expert.  The Board also determined that Mr. Thompson is not an “interested person” of the Registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4.  Principal Accountant Fees and Services

(a)  Audit Fees - For the fiscal year ended October 31, 2014, PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm (“PwC” or the “Auditor”), billed the Fund aggregate fees of US$107,500 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

For the fiscal year ended October 31, 2013, PwC, billed the Fund aggregate fees of US$97,800 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

(b)  Audit-Related Fees - For the fiscal year ended October 31, 2014, PwC did not bill the Fund for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under Item 4(a) above.

For the fiscal year ended October 31, 2013, PwC billed the Fund US $30,000 for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under Item 4(a) above.

(c)  Tax Fees - For the fiscal year ended October 31, 2014, PwC billed the Fund aggregate fees of US$10,600 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and excise tax calculations.

For the fiscal year ended October 31, 2013, PwC billed the Fund aggregate fees of US$10,100 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and excise tax calculations.

(d)  All Other Fees - For the fiscal year ended October 31, 2014, PwC did not bill the Fund for fees other than for the services reported in paragraphs (a) through (c) of this Item.

For the fiscal year ended October 31, 2013, PwC did not bill the Fund for fees other than for the services reported in paragraphs (a) through (c) of this Item.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures - The Fund’s Audit Committee has adopted, and the Fund’s Board has approved an Audit and Non-Audit Services Preapproval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Fund when retaining the Auditor to perform audit-related services, tax services and other non-audit services. This Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre- Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(e)(2)  All of the audit and tax services included in Items 4(b) through (d) above for the fiscal years ended October 31, 2013 and October 31, 2014 were pre-approved by the Audit Committee pursuant to the Policy.

There were no services included in Items 4(b) through (d) above that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  For the fiscal year ended October 31, 2014, PwC billed aggregate non-audit fees of US$4,406,041 to Avenue Capital Management II, L.P. (the “Adviser”) and to other entities controlling, controlled by or under common control with the Adviser.

For the fiscal year ended October 31, 2013, PwC billed aggregate non-audit fees of US$3,969,723 to the Adviser and to other entities controlling, controlled by or under common control with the Adviser.

(h)  The Audit Committee considered the non-audit services rendered to the Adviser as disclosed in paragraph (g) of this Item 4 in light of the Policy and determined that they were compatible with maintaining PwC’s independence.

Item 5.  Audit Committee of Listed Registrants

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and is comprised of the following members:

Darren Thompson

Joel Citron

Julie Dien Ledoux

Item 6.  Schedule of Investments

(a)                                 Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached hereto as Exhibit 12(a)(4).

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information pertaining to the portfolio manager of the Registrant, as of October 31, 2014 is set forth below.

The individual noted below is primarily responsible for the day-to-day management of the Fund’s assets.

Portfolio Manager of the Adviser

Jeffrey Gary is the Portfolio Manager for the Avenue Income Credit Strategies Fund and Avenue Strategies Fund, a series of Avenue Mutual Funds Trust.  Mr. Gary is responsible for directing the investment activities of the Avenue Enhanced Credit Strategy.  Prior to joining Avenue Capital Group in 2011, Mr. Gary was a Portfolio Manager at Third Avenue Management, LLC, where he launched the Focused Credit mutual fund in 2009, a differentiated credit fund which invested in performing, stressed and distressed high yield bonds and bank loans.  Prior to that, Mr. Gary was a Portfolio Manager at BlackRock financial, which he joined in 2003, and was head of the high yield and distressed investment team which managed approximately $17 billion in assets in various mutual funds and institutional accounts.

Mr. Gary received a B.S. in Accounting from Penn State University (1984) and an M.B.A. from Northwestern University’s Kellogg School of Management (1991).

(a)(2) Other Accounts Managed as of October 31, 2014:

		Total	Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Assets ($ in millions)	Number of Accounts	Total Assets
Jeffrey Gary
Registered Investment Companies	1	$2,180.4	0	0
Other Pooled Accounts	3	$233.7	3	$233.7
Other Accounts	8	$10.0	0	0

Potential Conflicts of Interest of the Adviser

When investing in credit obligations, the Fund may invest in the same securities or other credit obligations in which other accounts managed by the Adviser, including private funds, also invest. In order, among other things, to attempt to mitigate potential conflicts and seek to maintain a portfolio with the risk/return characteristics that the Fund believes to be appropriate for closed-end investment company investors, the Fund will adhere to a policy pursuant to which, at the time an investment is made by the Fund, the Fund’s portfolio will have no more than 20% overlap, on a market value basis, at the investment specific level with the portfolio securities held by the private funds (in the aggregate) advised by the Adviser or its affiliates (the “Avenue private funds”) (i.e., no more than 20% of the Fund’s portfolio investments will be identical to the investments held by the Avenue private funds in the aggregate) (the “20% overlap limit”). The 20% overlap limit will be measured as the percentage of:

(a)  the aggregate market value of the specific investments in the Fund that are owned by, and overlap at the investment specific level with, the Avenue private funds (in the aggregate), divided by

(b)  the market value of the Fund’s Managed Assets.

Investment opportunities appropriate for both the Fund and the Avenue private funds generally will be allocated between the Fund and the Avenue private funds in a manner that the Adviser believes to be fair and equitable under the circumstances, in accordance with the Adviser’s trade allocation policies. The application of the 20% overlap limit may result in the Fund being unable to make investments that it otherwise would have made, which could negatively affect the performance of the Fund.

The following Fund investments will not be included for purposes of calculating the 20% overlap limit:

(a)           investments held only by collateralized loan obligation (“CLO”) funds, and no other private funds, managed by the Adviser; and

(b)           assets that, in the Adviser’s determination, are held for hedging purposes.

Additionally, to the extent that the Fund exceeds the 20% overlap limit other than due to a transaction by the Fund (e.g., appreciation or depreciation of certain assets in the Fund or an acquisition by one or more Avenue private funds), the Fund will not be required to sell any of its holdings but will be precluded from acquiring any additional securities that the Avenue private funds currently hold. Notwithstanding the foregoing, the Fund will be permitted to convert, exchange or exercise any security it currently holds and participate in any rights offerings or other offerings available to holders of securities currently held in its portfolio regardless of whether such transaction would be in excess of the foregoing 20% overlap limit. The 20% overlap limit does not limit the amount the Fund may invest in credit obligations of an entity or group of affiliated entities in which the Avenue private funds invest through credit obligations different from those held by the Fund.

The Fund will be subject to certain additional risk factors.

Because the Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, the Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Adviser have personal investments in certain accounts. The Adviser has an incentive to favor these accounts over the Fund. Because the Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time. The 20% overlap limit, discussed above, may have the same effect.

The Adviser manages assets for accounts other than the Fund, including private funds. The Adviser also currently serves as investment adviser to a registered, open-end management investment company, the Avenue Mutual Funds Trust, including its series, Avenue Credit Strategies Fund. The expected risk and return profile for the Fund is generally lower than for most of the other Avenue funds. The Fund may invest in the same credit obligations as the Avenue funds, although their investments may include different obligations of the same issuer. For example, the Fund might invest in Senior Loans issued by a borrower and one or more Avenue Funds might invest in the borrower’s junior debt. In addition, the Adviser also manages certain accounts (including CLOs) that invest in certain types of credit obligations in which the Fund may also invest. Investment opportunities appropriate for both the Fund and another Avenue fund generally will be allocated between the Fund and the other Avenue Fund in a manner that the Adviser believes to be fair and equitable under the circumstances, in accordance with the Adviser’s trade allocation policies.

Conflicts of interest may arise where the Fund and other Avenue funds simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Adviser will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform their duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating their time and services among the Fund and other Avenue funds. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the

Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients of the Adviser.

The Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other clients, and the Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

(a)(3) Portfolio Manager Compensation as of October 31, 2014:

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a bonus.

Base Compensation. Generally, portfolio managers receive base compensation based on their individual seniority and/or their position with the firm.

Bonus. Mr. Gary also receives additional compensation based on a percentage of the Adviser’s net profits derived from the Fund, to begin accruing after the Adviser has recouped its start-up cost associated with the Fund.

(a)(4) Dollar Range of Securities Owned as of October 31, 2014:

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant (1)
Jeffrey Gary	$10,001 – $50,000

(1)”Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

(b)  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)  The Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)  No written solicitations to purchase securities under Rule 23c-1 under the 1940 Act were sent or given during the period covered by this report by or on behalf of the Registrant to ten or more persons.

(a)(4)  Proxy Voting Policies and Procedures of the Registrant and its Adviser are attached hereto in response to Item 7.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Income Credit Strategies Fund

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date:	January 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

By:	/s/ Stephen M. Atkins
Stephen M. Atkins
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	January 9, 2015